UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

MOVANO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Koll Center Parkway Pleasanton, CA	94566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 651-3172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 20, 2025, Movano Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that because the Company had not yet filed its Form 10-Q for the quarterly period ended March 31, 2025 (the “Form 10-Q”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) requiring Nasdaq-listed companies to timely file all periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Form 10-Q was due on May 15, 2025.

The Notice states that the Company has 60 calendar days, or until July 21, 2025, to submit a plan to regain compliance with the Listing Rule (the “Plan”). If Nasdaq accepts the Company’s Plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the Form 10-Q filing due date, or until November 11, 2025, to file its Form 10-Q to regain compliance. If Nasdaq does not accept the Company’s Plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

Item 7.01 Regulation FD Disclosure

The information contained in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

On May 23, 2025, the Company issued a press release announcing the receipt of the Notice, a copy of which is furnished as Exhibit 99.1 t to this report.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Caution Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the Company’s plan to regain compliance with Nasdaq’s rules and the timing thereof. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, and the duration of any extension that may be granted by Nasdaq; the potential inability to meet Nasdaq’s requirements; uncertainties associated with the Company’s preparation of the delinquent filing; the possibility of additional delays in the filing of the Delinquent Filing and the Company’s other SEC filings; and the other risks and uncertainties described in the Company’s SEC reports, and under the heading “Risk Factors” in its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
99.1	Press Release dated May 23, 2025 furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVANO INC.

Date: May 23, 2025	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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